SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 13, 2004
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                         PEOPLES BANCORP INC.
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        (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                      Ohio                             31-0987416
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 (State or other jurisdiction of incorporation)   (I.R.S. Employer
                                                   Identification Number)


                 138 Putnam Street
                   P.O. Box 738,
                   Marietta, Ohio                             45750
 ---------------------------------------------------    -----------------
      (Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code:    (740) 373-3155
                                                       ---------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 5.  Other Events
         Peoples Bank, a subsidiary of Peoples Bancorp Inc. (Nasdaq: PEBO), announced the retirement of a director. The release is included herewith as
Exhibit 99.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


        EXHIBIT NUMBER                            DESCRIPTION
----------------------------------    --------------------------------------
             99                         News Release issued April 13, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  April 13, 2004          PEOPLES BANCORP INC.
                               -------------------------------------
                               Registrant



                      By: /s/  ROBERT E. EVANS
                               -------------------------------------
                               Robert E. Evans
                               President and Chief Executive Officer





                                INDEX TO EXHIBITS

        EXHIBIT NUMBER                            DESCRIPTION
----------------------------------    --------------------------------------
             99                         News Release issued April 13, 2004